A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on August 20, 2025, the Listing Qualifications department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notified Generation Income Properties, Inc. (the “Company”) that it was not in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) (the “Equity Requirement”) requires companies listed on The Nasdaq Capital Market to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing or meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations. In the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, the Company reported a stockholders’ equity deficit of ($965,694), which is below the stockholders’ equity requirement for continued listing. Additionally, as of the date of this report, the Company does not meet either of the alternative continued listing standards under the Nasdaq Listing Rules. Specifically, it does not have a market value of listed securities of at least $35 million, nor has it reported net income of at least $500,000 from continuing operations in the most recently completed fiscal year or in two of the last three most recently completed fiscal years.

On February 5, 2026, following the Staff’s review of the Company’s plan to regain compliance with the Equity Requirement submitted on October 6, 2025 and January 28, 2026, the Company received a letter (the “Notice”) indicating that the Staff has determined to deny the Company’s request for continued listing on The Nasdaq Capital Market. Pursuant to the Notice, the Staff determined that the Company did not provide a definitive plan evidencing its ability to achieve near term compliance with the continued listing requirements or sustain such compliance over an extended period of time.

As a result, unless the Company requests an appeal of the Staff’s determination by February 12, 2026, trading of the Company’s common stock and warrants will be suspended at the opening of business on February 17, 2026, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

The Company intends to submit a hearing request to the Nasdaq Hearings Panel (the “Panel”), which request is expected to stay any delisting action by the Staff at least until the hearing process concludes and any extension granted by the Panel expires.

There can be no assurance that the Panel will grant the Company’s request for continued listing or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements. If the Company’s common stock and warrants are delisted, it could be more difficult to buy or sell the Company’s common stock and warrants or to obtain accurate quotations, and the price of the Company’s common stock and warrants could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and trigger defaults and penalties under outstanding agreements or securities of the Company.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements in this report include, but are not limited to, statements regarding the Company’s intent or ability to regain compliance with the Equity Requirement, the Company’s intention to appeal the Staff’s determination, the Company’s expectation that a request for a Panel hearing would stay delisting of its common stock and warrants pending the conclusion of the hearing process, the timing of any hearing before the Panel, the outcome of the Panel’s review of any Company appeal of the Staff’s determination, and any courses of action to regain compliance with The Nasdaq Capital Market’s continued listing requirements. These forward-looking statements are

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based on current expectations and assumptions that are subject to known and unknown risks and uncertainties that could cause actual outcomes or results to differ materially from those anticipated or implied by the forward-looking statements. These risks and uncertainties include, without limitation, the possibility that the Company may not satisfy the Equity Requirement during any applicable compliance period or at any time in the future, may otherwise fail to maintain compliance with Nasdaq’s listing standards, that Nasdaq may not grant any relief from delisting, or that the Company may be unable to meet the conditions for any such relief, as well as the other factors described in the Company’s filings with the SEC. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 28, 2025, as well as subsequent filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: February 6, 2026	By:	/s/ David Sobelman
David Sobelman
President and Chief Executive Officer

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